WinStar PacNet Electronic Order Form
Instructions

This Excel workbook contains three WinStar PacNet forms:
   DATA SERVICE ORDER FORM
   PVC ASSIGNMENT SHEET
   CREDIT APPLICATION

   Each of these form may be filled out electronically, or printed and filled out manually, or a combination of both. Follow the instructions below.

1. Before you begin, save this file to your hard drive.

2. Select the form you want by clicking its tab below.

3. Information may be entered only into certain areas. The grey-bordered space at the beginning of each box indicates where to begin typing. All other areas have been password protected to eliminate inadvertent changes for the form.

4. Tab from one active cell to the next or use your cursor.

5. To use the check boxes, place your cursor over the box. A little hand will appear. Position the index finger in the center of the desired box and click. A check mark will appear. To remove the check, click again.

6. After completing the forms electronically, SAVE AS the customer name and send via e-mail to Heather Calvert at hcalvert@winstar.com.

7. IMPORTANT
   The purpose of this electronic format is ease of entering the information and legibility. The Data Service Order and Credit Application both require the customer's signature. After obtaining the customer's signature, those forms must be faxed to Heather Calvert at 206-574-3058 before the provisioning process will begin.

8. It is not possible to copy a form and paste it to a new worksheet. Some of the key elements of the form will be lost. The correct method is to use the SAVE AS function and save the spreadsheet under a different name.

   -----------------------------------------------------------------------------
   NOTE: With Excel, what you see on your screen is not always what prints. Do not be concerned by what seem to be errors in the form design. (The customer agreement text on the Data Service Order Form, for instance, may look as though it is running off the side margin.) The forms will print correctly.
   -----------------------------------------------------------------------------

WINSTAR            665 Andover Park West        TEL: 800-223-6893
PACNET             Seattle, WA 96168            FAX: 206-574-3058

                                                           DATA SERVICES ORDER

SIGNED SERVICE AGREEMENT AND PRICING FORM MUST BE ATTACHED OR ON FILE.
-----------------------------------------------------------------------------------------------------------------------------------
BILLING NAME                                                                                SERVICE ORDER #
CNM Network                                                                                 Loc B
-----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS                           CITY                              STATE           ZIP
1900 Los Angeles Ave.  2nd Floor          Simi Valley                       CA              93065
-----------------------------------------------------------------------------------------------------------------------------------
BILLING CONTACT NAME            PHONE NUMBER            FAX             SALES REP NAME            SALES REP ID#
Randy Greene                    805-520-7170            805-520-7211    Joe Quenneville           /   /
-----------------------------------------------------------------------------------------------------------------------------------
/X/ STANDARD INTERVAL                     SERVICE COMMITMENT PERIOD
    REQUESTED DUE DATE:    12-01-98       / /  12 MONTH   / / 24 MONTH   / / 36 MONTH   / / 48 MONTH   / / 60 MONTH
-----------------------------------------------------------------------------------------------------------------------------------
/ / EXPEDITED ORDER*    (REQUIRES ADDITIONAL CUSTOMER SIGNATURE)             CUSTOMER SIGNATURE/TITLE                  DATE

*THE SERVICE REQUESTED WITHIN THIS ORDER REPRESENTS AN EXPEDITED INTERVAL.
                                                                            --------------------------------------------------------
THIS IS AUTHORIZATION FOR AN INTERNAL PACNET EXPEDITE AND/OR LOCAL EXCHANGE CARRIER EXPEDITE WITH ASSOCIATED CHARGES.
-----------------------------------------------------------------------------------------------------------------------------------
                                                   SERVICE ORDER TYPE
-----------------------------------------------------------------------------------------------------------------------------------
/X/   ORIGINAL ORDER        / /   CHANGE ORDER                                             / / OTHER    Point to point DS-3
  /X/   Private Line          / /   Add PVCs                      / / Disconnect Site                   ----------------------------
  / /   Frame Relay           / /   Change PVCs                   / / Disconnect PVCs                   ----------------------------
  / /   Dedicated Internet    / /   Change Port Connection Speed         Requested Speed /        /     ORIGINAL ORDER # /         /
------------------------------------------------------------------------------------------------------------------------------------
                                                     CIRCUIT TYPE
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE LINE           / / T-1 B8ZS     / / T-1 AMI          / / FT-1                  / / 56Kb
------------------------------------------------------------------------------------------------------------------------------------
FRAME RELAY            / / FR T-1       / / FR Fraction     Fractional Speed  /  /     / / 56Kb          / / LEC FR Access
------------------------------------------------------------------------------------------------------------------------------------
DEDICATED INTERNET     / / INT T-1      / / INT 64/56        / / INT Fraction     Fractional Speed /  /    / / OTHER (Specify below)
------------------------------------------------------------------------------------------------------------------------------------
PACNET CHARGES                  IXC Mileage /                 /                        REQUIRES ENGINEERING REVIEW
                                            ------------------
                            PACNET Quote #  /                 /       / / LD Access     / / DACS-ing     / / EUSA     / / 56Kb
------------------------------------------------------------------------------------------------------------------------------------
MONTHLY RECURRING                                              DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
$                    Point to Point DS-3 Between Las Vegas and Simi Valley
------------------------------------------------------------------------------------------------------------------------------------
$
------------------------------------------------------------------------------------------------------------------------------------
$
------------------------------------------------------------------------------------------------------------------------------------
NON-RECURRING                                                  DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
$
------------------------------------------------------------------------------------------------------------------------------------
$
------------------------------------------------------------------------------------------------------------------------------------
$
------------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS
Establish a point to point DS-3 circuit between Las Vegas and Simi Valley. Las Vegas PoP is co location space for Williams Network
Contact is Bob Frazier @ 314-506-4225 NPA NXX is 702/891 See attached quote # 16116
------------------------------------------------------------------------------------------------------------------------------------
                                                      LOCAL ACCESS CHARGES
------------------------------------------------------------------------------------------------------------------------------------
 MONTHLY RECURRING        DESCRIPTION          PROVIDER              MEET-POINT              JACK TYPE
------------------------------------------------------------------------------------------------------------------------------------
$                                             Sprint
------------------------------------------------------------------------------------------------------------------------------------
$                                                                       LOCAL ACCESS TYPE OF SERVICE
------------------------------------------------------------------------------------------------------------------------------------
   NON-RECURRING          DESCRIPTION          PRIVATE LINE          FRAME RELAY               OTHER
--------------------------------------------
$ 0               Installation                 / / 56/64K PL         / /  56K FR               LOOP TERM
--------------------------------------------                                                   -------------------------------------
$                                              / / T-1 PL            / /  FRAC T-1 FR
--------------------------------------------                                                   -------------------------------------
CONTACT NAME           CONTACT PHONE NUMBER    / / WINSTAR WIRELESS         SPEED /      /     CARRIER QUOTE #
--------------------------------------------                                                   -------------------------------------
Randy Greene           805-520-7170                LOCAL ACCESS      / /  T-1 FR
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS                                                 CITY                                   STATE          ZIP
4275 East Saraha Suite 19/20                            Las Vegas                              NV
------------------------------------------------------------------------------------------------------------------------------------
DEMARC LOCATION
Suite 19/20
------------------------------------------------------------------------------------------------------------------------------------
WinStar PACNET agrees to provide and Customer agrees to accept Services described above for the Service Commitment Period and
Charges above subject to the terms and conditions contained in the WinStar PACNET Services Agreement with the Customer #         / /
and any Supplemental Agreements for WinStar PACNET services. Terms that do not conform with these Agreements shall not be binding on WinStar PACNET and are objected to until accepted by an Authorized Headquarters Representative of WinStar PACNET.


------------------------------------------------------------           ------------------------------------------------------------
  WINSTAR PACNET NAME/TITLE                                            CUSTOMER NAME/TITLE


------------------------------------------------------------           ------------------------------------------------------------
  AUTHORIZED SIGNATURE                         DATE                    AUTHORIZED SIGNATURE                          DATE


WINSTAR
PACNET                                                                                                       PVC ASSIGNMENT SHEET
                                                                       Customer Name
                                                                                      ---------------------------------------------
                                                                     Service Order #
                                                                                      ---------------------------------------------
                                                                   Modification Date                            Page      of
                                                                                      ------------------             ----    ----

    PVC                       Requested      Requested        Requested    Destination Node  Destination Node  Destination Port
  Circuits    New   Existing     CIR       Committed Burst   Excess Burst     (City Name)        # (SO)        Connection Speed
----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

   Notes
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                CREDIT APPLICATION
WINSTAR                                                                                                     CUSTOMER AUTHORIZATION

                                                        CUSTOMER INFORMATION
COMPANY NAME

----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS 1

----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS 2

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                                                           STATE             ZIP

----------------------------------------------------------------------------------------------------------------------------------
MAIN TELEPHONE NUMBER           BILLING CONTACT  FIRST NAME           LAST NAME                BILLING CONTACT TELEPHONE NUMBER

----------------------------------------------------------------------------------------------------------------------------------
PRESIDENT / OWNER / PARTNER NAME                                             PRESIDENT / OWNER / PARTNER SOCIAL SECURITY NUMBER

----------------------------------------------------------------------------------------------------------------------------------
DUN & BRADSTREET NUMBER                                                 TAX ID

----------------------------------------------------------------------------------------------------------------------------------
TYPE OF BUSINESS                                                           YEARS IN BUSINESS          BANKRUPT IN PAST THREE YEARS?
                                                                                                      / / YES         / / NO
----------------------------------------------------------------------------------------------------------------------------------
LIST RELATED COMPANY NAMES WITH CITY & STATE

----------------------------------------------------------------------------------------------------------------------------------
HAS THE COMPANY OR ANY AFFILIATE OF THE COMPANY                  IF "YES," PLEASE PROVIDE NAME & WINSTAR ACCOUNT NUMBER
APPLIED FOR SERVICE WITH WINSTAR BEFORE?                NAME                                             WINSTAR ACCOUNT NUMBER
   / / YES           / / NO

----------------------------------------------------------------------------------------------------------------------------------
                                                   BANK AND TRADE REFERENCES
----------------------------------------------------------------------------------------------------------------------------------
BANK NAME                                                                                  CHECKING ACCOUNT NUMBER

----------------------------------------------------------------------------------------------------------------------------------
ADDRESS

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                                                                    STATE           ZIP

----------------------------------------------------------------------------------------------------------------------------------
CONTACT                                                                                                 CONTACT TELEPHONE

----------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME - TRADE 1

----------------------------------------------------------------------------------------------------------------------------------
ADDRESS

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                                                                    STATE           ZIP

----------------------------------------------------------------------------------------------------------------------------------
CONTACT                                                                                                 CONTACT TELEPHONE

----------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME - TRADE 2

----------------------------------------------------------------------------------------------------------------------------------
ADDRESS

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                                                                    STATE           ZIP

----------------------------------------------------------------------------------------------------------------------------------
CONTACT                                                                                                CONTACT TELEPHONE

I certify that I am a duly authorized representative of the company applying for telecommunications services with WinStar and/or its affiliates, and all of the information provided is true and accurate to the best of my knowledge. Further, on behalf of the applicant, I authorize WinStar and/or its affiliates to verify the information provided including the bank/trade references listed on this application and through outside credit reporting agencies.

    --------------------------------------------------      ----------------------------------------------------    -------------
    SIGNATURE                                               TITLE                                                   DATE

                                                        FOR INTERNAL USE
TYPE OF SERVICE BEING ORDERED
/ / Local   / / Domestic LD   / / Internat'l LD    / / Inbound   / / Outbound   / / Internet   / / Frame Relay    / / Private Line
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF           LINES                           T-1s                            DS-3s                OTHER
                 /         /                     /         /                    /         /              /                       /
----------------------------------------------------------------------------------------------------------------------------------
WINSTAR MONTHLY RECURRING CHARGE                                            ORDER TRACKING NUMBER         RELATED ORDER NUMBER
  $
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT EXECUTIVE                               AE TELEPHONE NUMBER         SOURCE OF SALE
                                                                                / / WINSTAR          / / CUSTOMER INITIATED
----------------------------------------------------------------------------------------------------------------------------------
SERVICE ENGINEER                                SE TELEPHONE NUMBER         SERVICE COORDINATOR                 SC TELEPHONE NUMBER

----------------------------------------------------------------------------------------------------------------------------------
WINSTAR-PROVIDED CPE $ AMOUNT                                               MASTER ACCOUNT NUMBER
  $
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              ORDER TRACKING #
                                                                                                              --------------------
                                                                                                     BRANCH ID
                                                                                                              --------------------
                                                                                              MASTER ACCOUNT #
                                                                                                              --------------------


WinStar PacNet Electronic Order Form
Instructions

This Excel workbook contains three WinStar PacNet forms:
   DATA SERVICE ORDER FORM
   PVC ASSIGNMENT SHEET
   CREDIT APPLICATION

   Each of these form may be filled out electronically, or printed and filled out manually, or a combination of both. Follow the instructions below.

1. Before you begin, save this file to your hard drive.

2. Select the form you want by clicking its tab below.

3. Information may be entered only into certain areas. The grey-bordered space at the beginning of each box indicates where to begin typing. All other areas have been password protected to eliminate inadvertent changes for the form.

4. Tab from one active cell to the next or use your cursor.

5. To use the check boxes, place your cursor over the box. A little hand will appear. Position the index finger in the center of the desired box and click. A check mark will appear. To remove the check, click again.

6. After completing the forms electronically, Save As the customer name and send via e-mail to Heather Calvert at hcalvert@winstar.com.

7. IMPORTANT
   The purpose of this electronic format is ease of entering the information and legibility. The Data Service Order and Credit Application both require the customer's signature. After obtaining the customer's signature, those forms must be faxed to Heather Calvert at 206-574-3058 before the provisioning process will begin.

8. It is not possible to copy a form and paste it to a new worksheet. Some of the key elements of the form will be lost. The correct method is to use the Save As function and save the spreadsheet under a different name.

   -----------------------------------------------------------------------------
   NOTE: With Excel, what you see on your screen is not always what prints. Do not be concerned by what seem to be errors in the form design. (The customer agreement text on the Data Service Order Form, for instance, may look as though it is running off the side margin.) The forms will print correctly.
   -----------------------------------------------------------------------------

WINSTAR            665 Andover Park West        TEL: 800-223-6893
PACNET             Seattle, WA 96168            FAX: 206-574-3058

                                                           DATA SERVICES ORDER

SIGNED SERVICE AGREEMENT AND PRICING FORM MUST BE ATTACHED OR ON FILE.
-----------------------------------------------------------------------------------------------------------------------------------
BILLING NAME                                                                                SERVICE ORDER #
CNM Network                                                                                 CNM-101
-----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS                           CITY                              STATE           ZIP
1900 Los Angeles Ave.  2nd Floor          Simi Valley                       CA              93065
-----------------------------------------------------------------------------------------------------------------------------------
BILLING CONTACT NAME            PHONE NUMBER            FAX             SALES REP NAME            SALES REP ID#
Randy Greene                    805-520-7170            805-520-7211    Joe Quenneville
-----------------------------------------------------------------------------------------------------------------------------------
/X/ STANDARD INTERVAL                     SERVICE COMMITMENT PERIOD
    REQUESTED DUE DATE: 2-01-99           / /  12 MONTH     / /  24 MONTH     /X/  36 MONTH     / /  48 MONTH     / /  60 MONTH
-----------------------------------------------------------------------------------------------------------------------------------
/ / EXPEDITED ORDER*     (REQUIRES ADDITIONAL CUSTOMER SIGNATURE)             CUSTOMER SIGNATURE/TITLE                  DATE

*THE SERVICE REQUESTED WITHIN THIS ORDER REPRESENTS AN EXPEDITED INTERVAL.
                                                                              -----------------------------------------------------
THIS IS AUTHORIZATION FOR AN INTERNAL PACNET EXPEDITE AND/OR LOCAL EXCHANGE CARRIER EXPEDITE WITH ASSOCIATED CHARGES.
-----------------------------------------------------------------------------------------------------------------------------------
                                                     SERVICE ORDER TYPE
-----------------------------------------------------------------------------------------------------------------------------------
/X/ ORIGINAL ORDER            / / CHANGE ORDER                                         /X/ OTHER   Point to point DS-3
      /X/ Private Line              / / Add PVCs              / / Disconnect Site                  --------------------------------
      / / Frame Relay               / / Change PVCs           / / Disconnect PVCs                  --------------------------------
      / / Dedicated Internet        / / Change Port Connection Speed      Requested Speed/      /  ORIGINAL ORDER #
-----------------------------------------------------------------------------------------------------------------------------------
                                                       CIRCUIT TYPE
-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE LINE             / / T-1 B8ZS      / / T-1 AMI          / / FT-1                  / / 56Kb
-----------------------------------------------------------------------------------------------------------------------------------
FRAME RELAY              / / FR T-1        / / FR Fraction      Fractional Speed          / / 56Kb        / / LEC FR Access
-----------------------------------------------------------------------------------------------------------------------------------
DEDICATED INTERNET       / / INT T-1       / / INT 64/56        / / INT Fraction      Fractional Speed    / / OTHER (Specify below)
-----------------------------------------------------------------------------------------------------------------------------------
PACNET CHARGES                  IXC Mileage    /          /                               REQUIRES ENGINEERING REVIEW
                                               -----------
                                PACNET Quote # /          /    / / LD Access         / / DACS-ing        / / EUSA          / / 56Kb
-----------------------------------------------------------------------------------------------------------------------------------
MONTHLY RECURRING                                                        DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
$ 7,828.00      Point to Point DS-3 Between Las Vegas and Simi Valley
-----------------------------------------------------------------------------------------------------------------------------------
$
-----------------------------------------------------------------------------------------------------------------------------------
$
-----------------------------------------------------------------------------------------------------------------------------------
NON-RECURRING                                                            DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
$ 1,000.00      Installation fee
-----------------------------------------------------------------------------------------------------------------------------------
$
-----------------------------------------------------------------------------------------------------------------------------------
$
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS
Establish a point to point DS-3 circuit between Las Vegas and Simi Valley.  NPA NXX is 805-520  See attached quote # 16116 for long haul.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LOCAL ACCESS CHARGES
------------------------------------------------------------------------------------------------------------------------------------
 MONTHLY RECURRING        DESCRIPTION          PROVIDER              MEET-POINT              JACK TYPE
------------------------------------------------------------------------------------------------------------------------------------
$                                              Williams
------------------------------------------------------------------------------------------------------------------------------------
$                                                                       LOCAL ACCESS TYPE OF SERVICE
------------------------------------------------------------------------------------------------------------------------------------
   NON-RECURRING          DESCRIPTION          PRIVATE LINE          FRAME RELAY               OTHER
--------------------------------------------
$ 0               Installation                 / / 56/64K PL         / /  56K FR               LOOP TERM
--------------------------------------------                                                   -------------------------------------
$                                              / / T-1 PL            / /  FRAC T-1 FR
--------------------------------------------                                                   -------------------------------------
CONTACT NAME           CONTACT PHONE NUMBER    / / WINSTAR WIRELESS         SPEED /      /     CARRIER QUOTE #
--------------------------------------------                                                   -------------------------------------
Randy Greene           805-520-7170                LOCAL ACCESS      / /  T-1 FR
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS                                                 CITY                                   STATE          ZIP
1900 Los Angeles Ave, 2nd Floor                         Simi Valley                            CA             93065
------------------------------------------------------------------------------------------------------------------------------------
DEMARC LOCATION
Suite 19/20
------------------------------------------------------------------------------------------------------------------------------------
WinStar PACNET agrees to provide and Customer agrees to accept Services described above for the Service Commitment Period and
Charges above subject to the terms and conditions contained in the WinStar PACNET Services Agreement with tand any Supplemental
Agreements for WinStar PACNET services. Terms that do not conform with these Agreements shall not be binding on WinStar PACNET and are objected to until accepted by an Authorized Headquarters Representative of WinStar PACNET.

  -------------------------------------------------------------       -------------------------------------------------------------
  WINSTAR PACNET NAME/TITLE                                           CUSTOMER NAME/TITLE

  -------------------------------------------------------------       -------------------------------------------------------------
  AUTHORIZED SIGNATURE                         DATE                   AUTHORIZED SIGNATURE                             DATE


WINSTAR
PACNET                                                                                                       PVC ASSIGNMENT SHEET
                                                                       Customer Name
                                                                                      ---------------------------------------------
                                                                     Service Order #
                                                                                      ---------------------------------------------
                                                                   Modification Date                            Page      of
                                                                                      ------------------             ----    ----

    PVC                       Requested      Requested        Requested    Destination Node  Destination Node  Destination Port
  Circuits    New   Existing     CIR       Committed Burst   Excess Burst     (City Name)        # (SO)        Connection Speed
----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

----------- ------ ---------- ---------- ------------------ -------------- ---------------- ----------------- --------------------

   Notes
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                CREDIT APPLICATION
WINSTAR                                                                                                     CUSTOMER AUTHORIZATION

                                                        CUSTOMER INFORMATION
COMPANY NAME

----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS 1

----------------------------------------------------------------------------------------------------------------------------------
BILLING ADDRESS 2

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                                                           STATE             ZIP

----------------------------------------------------------------------------------------------------------------------------------
MAIN TELEPHONE NUMBER           BILLING CONTACT  FIRST NAME           LAST NAME                BILLING CONTACT TELEPHONE NUMBER

----------------------------------------------------------------------------------------------------------------------------------
PRESIDENT / OWNER / PARTNER NAME                                             PRESIDENT / OWNER / PARTNER SOCIAL SECURITY NUMBER

----------------------------------------------------------------------------------------------------------------------------------
DUN & BRADSTREET NUMBER                                                 TAX ID

----------------------------------------------------------------------------------------------------------------------------------
TYPE OF BUSINESS                                                           YEARS IN BUSINESS          BANKRUPT IN PAST THREE YEARS?
                                                                                                      / /  YES         / / NO
----------------------------------------------------------------------------------------------------------------------------------
LIST RELATED COMPANY NAMES WITH CITY & STATE

----------------------------------------------------------------------------------------------------------------------------------
HAS THE COMPANY OR ANY AFFILIATE OF THE COMPANY                  IF "YES," PLEASE PROVIDE NAME & WINSTAR ACCOUNT NUMBER
APPLIED FOR SERVICE WITH WINSTAR BEFORE?                NAME                                             WINSTAR ACCOUNT NUMBER
   / / YES           / / NO

----------------------------------------------------------------------------------------------------------------------------------
                                                   BANK AND TRADE REFERENCES
----------------------------------------------------------------------------------------------------------------------------------
BANK NAME                                                                                  CHECKING ACCOUNT NUMBER

----------------------------------------------------------------------------------------------------------------------------------
ADDRESS

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                                                                    STATE           ZIP

----------------------------------------------------------------------------------------------------------------------------------
CONTACT                                                                                                 CONTACT TELEPHONE

----------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME - TRADE 1

----------------------------------------------------------------------------------------------------------------------------------
ADDRESS

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                                                                    STATE           ZIP

----------------------------------------------------------------------------------------------------------------------------------
CONTACT                                                                                                 CONTACT TELEPHONE

----------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME - TRADE 2

----------------------------------------------------------------------------------------------------------------------------------
ADDRESS

----------------------------------------------------------------------------------------------------------------------------------
CITY                                                                                                    STATE           ZIP

----------------------------------------------------------------------------------------------------------------------------------
CONTACT                                                                                                CONTACT TELEPHONE

I certify that I am a duly authorized representative of the company applying for telecommunications services with WinStar and/or its affiliates, and all of the information provided is true and accurate to the best of my knowledge. Further, on behalf of the applicant, I authorize WinStar and/or its affiliates to verify the information provided including the bank/trade references listed on this application and through outside credit reporting agencies.

    --------------------------------------------------      ----------------------------------------------------    -------------
    SIGNATURE                                               TITLE                                                   DATE

                                                        FOR INTERNAL USE
TYPE OF SERVICE BEING ORDERED
/ / Local   / / Domestic LD   / / Internat'l LD    / / Inbound   / / Outbound   / / Internet   / / Frame Relay    / / Private Line
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF           LINES                           T-1s                            DS-3s                OTHER
                 /         /                     /         /                    /         /              /                       /
----------------------------------------------------------------------------------------------------------------------------------
WINSTAR MONTHLY RECURRING CHARGE                                            ORDER TRACKING NUMBER         RELATED ORDER NUMBER
  $
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT EXECUTIVE                               AE TELEPHONE NUMBER         SOURCE OF SALE
                                                                                / / WINSTAR          / / CUSTOMER INITIATED
----------------------------------------------------------------------------------------------------------------------------------
SERVICE ENGINEER                                SE TELEPHONE NUMBER         SERVICE COORDINATOR                 SC TELEPHONE NUMBER

----------------------------------------------------------------------------------------------------------------------------------
WINSTAR-PROVIDED CPE $ AMOUNT                                               MASTER ACCOUNT NUMBER
  $
----------------------------------------------------------------------------------------------------------------------------------
                                                                                              ORDER TRACKING #
                                                                                                              --------------------
                                                                                                     BRANCH ID
                                                                                                              --------------------
                                                                                              MASTER ACCOUNT #
                                                                                                              --------------------